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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 26, 1999
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                          EDUTREK INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


Georgia                               0-23021               58-2255472
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


6600 Peachtree Dunwoody Road, 500 Embassy Row, Atlanta, Georgia      30328
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code      (404) 965-8000
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER.

         On May 26, 1999, A. Reza Jafari announced his resignation as a Director of EduTrek International, Inc. (the "Company") effective May 26, 1999 and as President and Chief Operating Officer of the Company effective August 19, 1999. Dr. Jafari had held such positions since April 21, 1999. The Company's press release announcing Dr. Jafari's resignation is filed as an exhibit to this Current Report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed herewith:

                  99.1 Press Release dated May 28, 1999


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDUTREK INTERNATIONAL, INC.



                                       By: /s/ Steve Bostic
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                                           Steve Bostic
                                           Chairman and Chief Executive Officer

Dated:    June 15, 1999
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